First Quarter 2021 Earnings Presentation May 5, 2021 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID-19”) pandemic, including the effects of related public health concerns and the impact of continued actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity prices, supply and demand considerations, and storage capacity; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted net income, and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, adjusted net income, free cash flow, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 11, adjusted EBITDAX reconciliation is shown on page 12 of the presentation, adjusted net income reconciliation is shown on page 13, adjusted earnings reconciliation is shown on page 14 and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 8. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 1Q21 Highlights 3 • Total production in the first quarter 2021 increased 3% sequentially to 62.3 Mboe/d. • Production at Giddings achieved another record level in the first quarter with total volumes of 34.6 Mboe/d increasing 22% sequentially and 45% from prior year levels. Giddings oil production of 11.3 Mbbl/d increased by 32% sequentially and 73% over the same period last year. • Generated adjusted EBITDAX of $150.8 million versus our D&C Capital of $38.9 million, or just 26% of adjusted EBITDAX, during the first quarter. • Generated free cash flow of $100.0 million during the first quarter. • First quarter 2021 operating income margins were 48% compared to fourth quarter 2020 levels of 29%. • Magnolia spent $88 million reducing its shares during the first quarter. As a result, the fully diluted share count is expected to decline by approximately 4% to 245 million diluted shares in the second quarter of 2021 from 255 million shares in the fourth quarter of 2020. ‒ Magnolia ended the first quarter with 12.6 million Class A Common shares remaining under the current share repurchase authorization. • Increased 2021 production guidance to 6% – 9% year-over-year growth. ‒ Second quarter guidance of 66 Mboe/d reflects 6% sequential growth. • Magnolia expects to begin paying a semi-annual cash dividend during the third quarter of 2021. (1) Liquidity defined as cash plus availability under revolving credit facility.

Magnolia Oil & Gas – 1Q 2021 Key Metrics 4 Adj. Net Income (1) & Adj. EPS (1) Total Production 62.3 Mboe/d (3% sequential growth) Adjusted EBITDAX (1) $150.8 Million D&C Capex $38.9 Million 26% of Adj. EBITDAX Free Cash Flow (1) $100.0 million Giddings Production 34.6 Mboe/d (22% sequential growth) (45% YOY growth) (1) Adjusted EPS, Adjusted Net Income, Free Cash Flow and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 14, 13, 11 and 12. $93.8 million $0.38/share

1Q 2021 Cash Flow Summary 193 142 3 26 40 88 178 $0 $50 $100 $150 $200 $250 $300 $350 Cash 12/31/20 Cash Flow from Operations Acquisitions and Other Changes in WC DC&F Capital Share Repurchase Cash 3/31/21 ($In Millions) (1) Cash flow from operations before changes in working capital. (2) Comprised of $1 million of acquisitions and $2 million of other investing and other financing activities. (3) Includes $24 million decrease in working capital and $2 million decrease in capital accruals which are included in the investing activities of the statement of cash flows. (4) Comprised of $51 million Class B Common Stock purchase and cancellation outside of share repurchase program, $20 million of Class A Common Stock repurchases as part of the share repurchase program, and a $17 million cash settlement for the non-compete agreement in lieu of Class A Common Stock issuance. 5 (1) (2) (3) (4)

Magnolia Oil & Gas – Summary Balance Sheet 6 (in thousands) March 31, 2021 December 31, 2020 Cash $178,194 $192,561 Current assets 111,024 88,965 Property, plant and equipment, net 1,147,802 1,149,527 Other assets 18,828 22,367 Total assets $1,455,848 $1,453,420 Current liabilities $125,935 $128,949 Long-term debt, net 391,448 391,115 Other long-term liabilities 94,453 93,934 Total stockholders' equity 844,012 839,422 Total liabilities and equity $1,455,848 $1,453,420

1Q21 Capital Structure and Liquidity Overview 7 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 18% ‒ Net Debt / Q1 Annualized adjusted EBITDAX of 0.4x • Current Liquidity of $628 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) $450 $400 2020 2021 2022 2023 2024 2025 2026 Borrowing Base Credit Facility Borrowings (as of 3/31/21) $0 6.00% Senior Unsecured Notes Capitalization Summary As of 3/31/2021 Cash and Cash Equivalents $178 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $844 Net Debt / Q1 Annualized Adjusted EBITDAX 0.4x Net Debt / Total Book Capitalization 18% Liquidity Summary As of 3/31/2021 Cash and Cash Equivalents $178 Credit Facility Availability $450 Liquidity (1) $628

Magnolia Oil & Gas – Margin and Cost Structure 8 (1) Lease operating expense excludes non-cash stock based compensation of $0.1 million, or $0.02 per boe, and $0.1 million, or $0.01 per boe, for the three months ended 3/31/2021 and 12/31/2020, respectively. (2) Exploration expense excludes unproved property impairment of $2.4 million, or $0.42 per boe, for the three months ended 12/31/2020. (3) General & administrative expense excludes non-cash stock based compensation of $2.6 million, or $0.46 per boe, and $1.1 million, or $0.20 per boe, for the three months ended 3/31/2021 and 12/31/2020, respectively. $ / Boe, unless otherwise noted For the Quarter Ended March 31, 2021 For the Quarter Ended December 31, 2020 Revenue $37.06 $26.76 Total Cash Operating Costs: Lease Operating Expenses (1) (3.44) (3.19) Gathering, Transportation & Processing (1.57) (1.45) Taxes Other Than Income (1.92) (1.50) Exploration Expense (2) (0.37) (0.25) General & Administrative Expense (3) (3.17) (3.11) Total Adjusted Cash Operating Costs (10.47) (9.50) Adjusted Cash Operating Margin $26.59 $17.26 Margin % 72% 64% Non-Cash Costs: Depreciation, Depletion, and Amortization (7.66) (8.08) Asset Retirement Obligations Accretion (0.24) (0.24) Amortization on Intangible Assets (0.38) (0.65) Non-cash stock based compensation (0.48) (0.21) Non-cash exploration expense - (0.42) Total non-cash expenses (8.76) (9.60) Operating Income Margin $17.83 $7.66 Margin % 48% 29%

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~440,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 5/3/2021			$11.42
Common Shares Outstanding [(1)]			243 million
Market Capitalization			$2.8 billion
Long-term Debt – Principal			$400 million
Cash as of 3/31/2021			$178 million
Total Enterprise Value			$3.0 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	23,512	436,585	460,097
1Q21 Net Production (Mboe/d) [(2)]	27.7	34.6	62.3

~460,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
Bell
Milam
Walker
Washington
Austin
Harris
Bastrop
Uvalde
Medina
Bexar
Wilson
Karnes
Atascosa
WILSON
KARNES
DE WITT
GOLIAD
0 5 10 20 30 40 50 Miles
Calhoun

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes other production not located in the Giddings Field.

10

Free Cash Flow Reconciliation 11 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Free Cash Flow Reconciliation For the Quarter Ended March 31, 2021 For the Quarter Ended March 31, 2020 Net cash provided by operating activities $118,153 $134,878 Add back: Changes in operating assets and liabilities 23,740 (17,314) Cash flows from operations before changes in operating assets and liabilities $141,893 $117,564 Additions to oil and natural gas properties (40,166) (101,391) Changes in working capital associated with additions to oil & gas properties (1,744) 7,181 Free Cash Flow (1) $99,983 $23,354

Reconciliation of Net Income (Loss) to Adjusted EBITDAX 12 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income (loss): For the Quarter Ended March 31, 2021 For the Quarter Ended March 31, 2020 Net income (loss) $91,492 ($1,895,299) Exploration expense 2,062 556,427 Asset retirement obligation accretion 1,331 1,438 Depreciation, depletion and amortization 42,944 142,671 Amortization of intangible assets 2,113 3,626 Interest expense, net 7,294 6,757 Income tax expense (benefit) 399 (75,826) EBITDAX (1) $147,635 ($1,260,206) Impairment of oil and natural gas properties - $1,381,258 Non-cash stock based compensation expense $2,705 $2,879 Unrealized loss on derivatives, net $482 - Adjusted EBITDAX (1) $150,822 $123,931

Adjusted Net Income (Loss) Reconciliation 13 (1) Impairment of unproved properties is included within Exploration expense on the consolidated statements of operations. (2) Represents corporate income taxes at an assumed effective tax rate of 0.4% and 21.5% for the three months ended March 31, 2021 and 2020, respectively. (3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income (Loss) For the Quarter Ended March 31, 2021 For the Quarter Ended March 31, 2020 Net income (loss) $91,492 ($1,895,299) Income tax expense (benefit) $399 ($75,826) Income Before Income Taxes 91,891 (1,971,125) Adjustments: Impairment of proved oil and natural gas properties - 1,381,258 Impairment of unproved properties (1) - 555,175 Unrealized loss on derivatives, net 482 Seismic puchases 1,860 - Adjusted Income (Loss) before income taxes 94,233 (34,692) Adjusted income tax expense (benefit) (2) 405 (7,452) Adjusted Net Income (Loss) (3) $93,828 ($27,240)

Adjusted Earnings Reconciliation 14 (1) Impairment of unproved properties is included within Exploration expense on the consolidated statements of operations. (2) Adjusted earnings is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended March 31, 2021 Per Share Diluted EPS For the Quarter Ended March 31, 2020 Per Share Diluted EPS Net income (loss) attributable to Class A Common Stock $63,244 $0.37 ($1,227,010) ($7.34) Adjustments: Impairment of proved oil and natural gas properties - - 1,381,258 8.26 Impairment of unproved properties (1) - - 555,175 3.32 Unrealized loss on derivatives, net 482 - - - Seismic purchases 1,860 0.01 - Noncontrolling interest impact of adjustments (723) - (656,527) (3.93) Change in estimated income tax (7) - (71,362) (0.42) Adjusted net income (loss) attributable to Class A Common Stock (2) $64,856 $0.38 ($18,466) ($0.11)

Magnolia Oil & Gas – Operating Highlights 15 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended March 31, 2021 For the Quarter Ended March 31, 2020 Production: Oil (MBbls) 2,593 3,391 Natural gas (MMcf) 10,240 10,053 Natural gas liquids (MBbls) 1,304 1,155 Total (Mboe) 5,604 6,222 Average daily production: Oil (Bbls/d) 28,808 37,259 Natural gas (Mcf/d) 113,783 110,475 Natural gas liquids (Bbls/d) 14,490 12,688 Total (Mboe) 62,262 68,360 Revenues (in thousands): Oil revenues $146,413 $154,686 Natural gas revenues 34,764 16,175 Natural gas liquids revenues 26,486 10,504 Total Revenues $207,663 $181,365 Average Sales Price: Oil (per Bbl) $56.47 $45.62 Natural gas (per Mcf) 3.39 1.61 Natural gas liquids (per Bbl) 20.31 9.09 Total (per Boe) $37.06 $29.15 NYMEX WTI (per Bbl) $57.80 $46.08 NYMEX Henry Hub (per Mcf) $2.70 $1.95 Realization to benchmark: (1) Oil (% of WTI) 98% 99% Natural gas (% of Henry Hub) 126% 83%

Magnolia Oil & Gas – Production Results 16 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended March 31, 2021 Three Months Ended March 31, 2020 Production: Oil (MBbls) 2,593 1,579 1,014 3,391 2,799 592 Natural gas (MMcf) 10,240 2,923 7,317 10,053 3,836 6,217 Natural gas liquids (MBbls) 1,304 430 874 1,155 607 548 Total (Mboe) 5,604 2,496 3,108 6,222 4,046 2,176 Average Daily Production Volume: Oil (MBbls/d) 28.8 17.5 11.3 37.3 30.8 6.5 Natural gas (MMcf/d) 113.8 32.5 81.3 110.5 42.2 68.3 Natural gas liquids (MBbls/d) 14.5 4.8 9.7 12.7 6.7 6.0 Total (MBoe/d) 62.3 27.7 34.6 68.4 44.5 23.9